UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2005

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	I.R.S. Employer
File Number	Executive Offices and Telephone Number	Identification No.
1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478650
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 17, 2005, The Detroit Edison Company (“Detroit Edison”) entered into a new $68,750,000 five-year unsecured revolving credit agreement dated as of October 17, 2005, by and among Detroit Edison, the lenders party thereto, Barclays Bank PLC (“Barclays”), as Administrative Agent, and Citibank, N.A. (“Citibank”) and JPMorgan Chase Bank, N.A. (“JPMorgan”) as Co-Syndication Agents (“New Five-Year Credit Agreement”), and simultaneously amended and restated its existing $206,250,000 five-year unsecured revolving credit agreement (“Second Amended and Restated Five-Year Credit Agreement”) to provide for substitution of some of the participating lenders, as well as modifications to pricing, conditions to borrowing, covenants, events of default and other miscellaneous provisions to conform to the terms of the New Five-Year Credit Agreement. Detroit Edison’s aggregate availability under the combined facilities is $275,000,000. Borrowings under the new as well as the amended and restated facilities will be available at prevailing short-term interest rates. These credit facilities will also support Detroit Edison’s commercial paper borrowings. The new facility expires in October 2010 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
     Forms of the New Five-Year Credit Agreement and Second Amended and Restated Five-Year Credit Agreement are filed as exhibits 10.1 and 10.2 to this Current Report, respectively.
Item 1.02. Termination of a Material Definitive Agreement.
     Effective October 17, 2005, Detroit Edison has terminated a certain Three-Year Credit Agreement dated as of October 24, 2003, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and J.P. Morgan Securities Inc. (successor to Banc One Capital Markets, Inc.) and Citigroup Global Markets Inc., as Co-Syndication Agents. Detroit Edison terminated this credit facility because it has been replaced with the new five-year credit facility dated as of October 17, 2005 as discussed under Item 1.01 above.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     As discussed under Item 1.01 above, on October 17, 2005, Detroit Edison entered into a new $68,750,000 five-year credit agreement. Detroit Edison does not have any borrowings under the facility at this time.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

10.1	Form of Detroit Edison Five-Year Credit Agreement, dated as of October 17, 2005, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and Citibank and JPMorgan as Co-Syndication Agents.

10.2	Form of Second Amended and Restated Five-Year Credit Agreement, dated as of October 17, 2005, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and Citibank and JPMorgan as Co-Syndication Agents.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 21, 2005	DTE ENERGY COMPANY
(Registrant)

/S/ N.A. Khouri

N. A. Khouri Vice President and Treasurer

THE DETROIT EDISON COMPANY (Registrant)

/S/ N.A. Khouri

N. A. Khouri Vice President and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Detroit Edison Five-Year Credit Agreement, dated as of October 17, 2005, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and Citibank and JPMorgan as Co-Syndication Agents.

10.2	Form of Second Amended and Restated Five-Year Credit Agreement, dated as of October 17, 2005, by and among Detroit Edison, the lenders party thereto, Barclays, as Administrative Agent, and Citibank and JPMorgan as Co-Syndication Agents.